UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2012

UNITED RENTALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, Connecticut		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2012, United Rentals, Inc. (the “Company”) held its annual meeting of stockholders at which the stockholders voted to approve the Company’s Amended and Restated 2010 Long Term Incentive Plan (the “Incentive Plan”) to increase the number of shares to be reserved and authorized for issuance under the Incentive Plan from 2,649,742 shares up to 5,749,742 shares. The Incentive Plan is described in the Company’s 2012 proxy statement filed with the Securities and Exchange Commission in connection with the annual meeting of stockholders held on June 8, 2012. This summary does not purport to be complete and is qualified in its entirety by reference to the Incentive Plan, filed as Appendix B to the Company’s 2012 proxy statement and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 8, 2012, the Company held its annual meeting of stockholders at which the stockholders voted: (i) upon the election of Jenne K. Britell, José B. Alvarez, Bobby J. Griffin, Michael J. Kneeland, Pierre E. Leroy, Singleton B. McAllister, Brian D. McAuley, John S. McKinney, James H. Ozanne, Jason D. Papastavrou, Filippo Passerini, Donald C. Roof and Keith Wimbush to the Company’s Board of Directors for one-year terms; (ii) upon the approval of the Incentive Plan, (iii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; (iv) on an advisory (non-binding) basis to approve the compensation of the Company’s named executive officers; and (v) upon a stockholder proposal regarding the Company’s forum selection by-law.

The stockholders elected all thirteen directors, approved the Incentive Plan, approved the ratification of the appointment of Ernst & Young LLP, approved (on a non-binding basis) the compensation of the Company’s named executive officers and did not approve the stockholder proposal regarding the Company’s forum selection by-law.

The final voting results for each of the matters submitted to a vote of stockholders at the 2012 annual meeting are set forth below:

Proposal 1. Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Jenne K. Britell	73,152,686	63,908	37,681	4,769,497
José B. Alvarez	73,146,579	68,776	38,920	4,769,497
Bobby J. Griffin	73,168,658	45,442	40,175	4,769,497
Michael J. Kneeland	73,165,016	51,193	38,066	4,769,497
Pierre E. Leroy	73,167,541	48,229	38,505	4,769,497
Singleton B. McAllister	73,159,082	55,179	40,014	4,769,497
Brian D. McAuley	73,143,537	72,642	38,096	4,769,497
John S. McKinney	72,790,573	423,527	40,175	4,769,497
James H. Ozanne	73,144,917	71,628	37,730	4,769,497
Jason D. Papastavrou	73,161,970	51,725	40,580	4,769,497
Filippo Passerini	73,165,072	50,108	39,095	4,769,497
Donald C. Roof	73,167,649	49,025	37,601	4,769,497
Keith Wimbush	73,160,513	56,875	36,887	4,769,497

Proposal 2. Approval of the Incentive Plan.

For	Against	Abstain	Broker Non-Votes
69,612,077	3,595,814	46,384	4,769,497

Proposal 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain	Broker Non-Votes
77,596,257	398,486	29,029	*

*	Not applicable.

Proposal 4. Advisory Vote on Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
72,334,397	447,730	472,148	4,769,497

Proposal 5. Stockholder Proposal Regarding the Company’s Forum Selection By-law.

For	Against	Abstain	Broker Non-Votes
25,775,281	46,570,401	908,593	4,769,497

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2012

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary